UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K


              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): May 15, 2014

                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


            671 Westburne Dr, Concord, Ontario L4K 4Z1, Canada
                  (Address of principal executive offices)

                              (647) 229-0136
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))















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EXPLANATORY NOTE

Unless otherwise indicated or the context otherwise requires, all references in this Form 8-K to "we," "us," "our," or "the Company" refer to the Registrant or Empire Global Corp. This report contains summaries of the material terms of the agreements executed in connection with the transactions described herein. The summaries of these agreements are subject to, and qualified in their entirety by, reference to those agreements, all of which are incorporated herein by reference.

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. To the extent that any statements made in this Current Report contain information that is not historical, these statements are essentially forward-looking. Forward-looking statements can be identified by the use of words such as "expects," "plans," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning and expression. These statements are subject to risks and uncertainties that cannot be predicted or quantified and, consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. We intend such statements to be covered by the safe harbor provisions for forward-looking statements created thereby. These statements involve known and unknown risks and uncertainties, such as our plans, objectives, expectations and intentions, and other factors that may cause us, or our industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by the forward-looking statements.

The forward-looking statements reflect our current view about future events and are subject to risks, uncertainties and assumptions. The reader is cautioned that certain important factors specific to our business and that of our subsidiaries may have affected and could in the future affect our actual results and could cause actual results to differ significantly from those expressed in any forward-looking statement. The forward-looking statements made in this report relate only to events or information as of the date on which the statements are made in this report. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events. You should read this report and the documents we refer to in this report and have filed as exhibits to this report completely and with the understanding that our actual future results may be materially different from what we expect.

1.01 Entry into a Material Definitive Agreement

On May 15, 2014, we entered into a Share Exchange Agreement (the "Exchange Agreement") with Giuseppe Joe Parolini, a business person residing in Ontario, Canada ("Parolini"), Alessandro Marcelli a business person residing in Rome, Italy ("Marcelli") and Beniamino Gianfelici ("Gianfelici") a business person residing in Rome Italy collectively the "Investors" to acquire 1,200 shares or 100% of the issued and outstanding stock of Multigame Enterprise Limited a Maltese Limited Liability Company number C63856 formed on February 13, 2014 ("Multigame") with its registered office situated at Cornerstone Business Centre, Suite 1, Level 2, 16th September Square, Mosta, MST 1180, Malta. Upon completion of the Exchange Agreement, Multigame would become a wholly owned subsidiary of Empire Global Corp.




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The Exchange Agreement contemplated the acquisition (the "Acquisition") by
Empire Global Corp., through Multigame, the equity ownership interest (the "Multigioco Equity Interest") in Multigioco Srl., a corporation organized under the laws of the Republic of Italy ("Multigioco").

Total maximum consideration payable by the Company in exchange for 100% of both subsidiary entities Multigame Enterprise Limited and Multigioco Srl, if maximum earn-out performance is achieved over 2 years is Euro 3,000,000 (Three Million Euro Dollars) plus 3,000,000 common shares of Empire Global Corp.

Multigioco is a gaming operator licensed by the Amministrazione Autonoma Monopoli di Stato (AAMS) in the business of operating online gaming shops and websites and land based betting corners and agencies throughout Italy.

The Closing Date of the Agreement is on June 30, 2014 or sooner if practicable and if mutually agreed upon in writing by the parties to the Agreement. On the Closing of the Agreement the Company shall file on form 8-K a statement of the Completion of Acquisition or Disposition of Assets.

The Exchange Agreement further provided that Parolini would be appointed as our Interim President and immediately following the consummation of the Acquisition Michael Ciavarella would resign as our Chairman and CEO and Vic Dominelli would resign from our board of Directors.

The Exchange Agreement dated May 15, 2014 is included as Exhibit 2.1 to this current report and constitutes the legal document that governs the terms of the Acquisition and the other transactions contemplated thereby.

5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Officers. On May 15, 2014, our Board of Directors appointed Giuseppe
(Joe) Parolini to serve as our Interim President effective immediately.

Mr. Parolini, has been involved in the public markets since 1976, assisting many private and corporate companies to acquire financing and public listing. His financial skills encompass private placements, RTOs, debt financings, IPOs (initial public offerings), seed capital, and venture capital. In his 35 years in the markets Mr. Parolini has helped and participated in raising millions in equity financings, both privately and publicly, by means of private and institutional funds or with the assistance of investment firms. Every year
Mr. Parolini invests his personal funds in many private placements both publicly and into private deals that are in the process of going public. During the 1990s Mr. Parolini and his partners shared a seat on the CBOE (Chicago Board Options Exchange - the world's largest options exchange), trading as much as US$20 million a day through a major US firm.

Mr. Parolini and his associates launched one of the first successful internet investment magazines, which was circulated by Investors Daily and briefly by the Globe and Mail in Canada. He also helped grow a major technology company from pennies to a viable entity trading at over $10 per share. Mr. Parolini received his B.Sc. from York University followed by his master's degree, but chose to pursue his business interests rather than further his academic studies.

Joe Parolini was inducted into the Soccer Hall of Fame in 2009 in recognition of his services to soccer in Canada. A trainer on Canada's FIFA World Cup Team in Mexico in 1986 and subsequently general manager of two successful teams in the Canadian Soccer League, his involvement in Canadian soccer at the highest level continues. Mr. Parolini was also a staff member with the Canadian Women's Senior Team, the 2010 CONCACAF Gold Cup winners.

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Mr. Parolini does not hold any other directorships in reporting companies and does not have any family relationships among other current or nominated directors or executive officers.

Item 7.01. REGULATION FD DISCLOSURE

On May 19, 2014, Empire Global Corp. issued a press release announcing that it has entered into a Material Definitive Agreement to acquire Multigioco Srl a licenced gaming operator based in Rome, Italy.

The company's press release announcing the Letter of Intent is included as
Exhibit 99.1.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS


(a) Exhibit 2.1 - Share Exchange Agreement
(b) Exhibit 99.1 - Press Release dated May 19, 2014.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  May 19, 2014.	                      EMPIRE GLOBAL CORP.

                                              Per: /s/ Michael Ciavarella, B.Sc.
                                              ----------------------------------
                                              Michael Ciavarella
                                              Chairman of the Board
                                              Chief Executive Officer

EXHIBIT INDEX

Exhibit Number    Description
---------------   -------------------------------------------------------------
2.1               Share Exchange Agreement between Empire Global Corp and
                  Giuseppe Joe Parolini, Alessandro Marcelli and Beniamino
                  Gianfelci

99.1 Press Release dated May 19, 2014 captioned "Empire Global Corp. Enters into Material Definitive Agreement to Acquire Italian Gaming Company"